Exhibit 99.1

Innodata Isogen Restates Financial Statements to Correct Errors in Deferred Income Tax Accounting

No Impact on Revenues, Operating Income, Pre-Tax Income or Cash-Flows

Innodata Isogen to host conference call on February 16, 2010 to provide business update

NEW YORK--(BUSINESS WIRE)--February 10, 2010--INNODATA ISOGEN, INC. (NASDAQ: INOD), today announced that it has restated its consolidated financial statements for the year ended December 31, 2008 and its unaudited interim financial statements as of September 30, 2009. The restatement of the December 31, 2008 financial statements corrects errors in the computation of the Company's deferred income tax and income tax benefit and related valuation allowances. The restatement of the September 30, 2009 interim financial statements reflects corresponding changes in the opening account balances for the Company’s deferred tax asset and shareholders’ equity. Investors should not rely on the superseded financial statements.

The errors overstated the Company’s reported 2008 net income of $7,584,000 by $926,000, or $0.04 per diluted share, and overstated the Company’s 2008 deferred tax asset account by the same amount. The errors did not affect revenues, operating income, pre-tax income, or cash-flows for any period or net income during 2009, and have no impact on the Company’s tax returns for 2008 or 2009.

Conference Call with Q&A

Innodata Isogen will host a conference call at 4:15PM ET on Tuesday, February 16th during which Jack Abuhoff, Chairman and CEO, and O’Neil Nalavadi, CFO, will provide an update on the business and answer questions. You can participate in this call by dialing the following call-in numbers:

1- 877-397-0300 (Domestic)
1- 719-325-4876 (International)

1- 888-203-1112 (Domestic Replay)
1- 719-457-0820 (International Replay)

Pass code on replay only: 3483991

Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

About Innodata Isogen

Innodata Isogen (NASDAQ: INOD), is a leading provider of knowledge process outsourcing (KPO) services, as well as publishing and related information technology (IT) services.

We work as a product development partner to our clients, helping them meet their content creation and publishing challenges. We provide outsourcing services that draw upon onshore and offshore resources, proven project management and highly engineered processes and tools. We also help our clients improve their internal business operations with process and systems engineering. Our clients include leading enterprises in information-intensive industries such as media, publishing and information services, high technology, manufacturing, aerospace, defense, law, government and intelligence.

Recent honors include EContent Magazine’s EContent 100, KMWorld Magazine’s 100 Companies That Matter in Knowledge Management, the International Association of Outsourcing Professionals’ (IAOP) Global Outsourcing Top 100, D&B India’s Leading ITeS and BPO Companies and the Black Book of Outsourcing’s Top List of Leading Outsourcing Providers to the Printing and Publishing Business.

Headquartered in the New York metro area, Innodata Isogen has offices and operations in the United States, the United Kingdom, France, Israel, China, India, Sri Lanka, and the Philippines.

This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “project,” “head start,” "believe," "expect," “should,” "anticipate," "indicate," "point to," “forecast,” "”likely” and other similar expressions generally identify forward-looking statements, which speak only as of their dates.

These forward-looking statements are based largely on our current expectations, and are subject to a number of risks and uncertainties, including without limitation, the primarily at-will nature of the company's contracts with its customers and the ability of customers to reduce, delay or cancel projects, including projects that the company regards as recurring; continuing revenue concentration in a limited number of clients; continuing reliance on project-based work; inability to replace projects that are completed, cancelled or reduced; depressed market conditions; changes in external market factors; the ability and willingness of our customers and prospective customers to execute business plans which give rise to requirements for digital content and professional services in knowledge processing; difficulty in integrating and deriving synergies from acquisitions; potential undiscovered liabilities of companies that we acquire; changes in our business or growth strategy; the emergence of new or growing competitors; various other competitive and technological factors; and other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission.

Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.

CONTACT:
Innodata Isogen, Inc.
Corey D. Luskin, 201-371-8055
Vice President
cluskin@innodata-isogen.com